UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): July 31, 2019

ION Geophysical Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12691 (Commission file number)	22-2286646 (I.R.S. Employer Identification No.)

2105 CityWest Blvd, Suite 100
Houston, Texas 77042-2839
(Address of principal executive offices, including Zip Code)

(281) 933-3339
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	IO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition
On July 31, 2019, ION Geophysical Corporation (the “Company”) issued a press release containing information regarding the Company’s results of operations for the quarter ended June 30, 2019. A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 7.01.    Regulation FD Disclosure
In conjunction with the above press release, the Company has scheduled a conference call, which will be broadcast live over the Internet, for Thursday, August 1, at 10:00 a.m. Eastern Time (9:00 a.m. Central). The information for accessing the conference call is included in the press release. The webcast of the conference call will be accompanied by a slide presentation, which can be accessed from the ION home page in the Investor Relations section of the ION website by 9:00 a.m eastern time.
The information contained in Items 2.02, and 7.01 and the exhibits of this report (i) is not to be considered “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (ii) shall not be incorporated by reference into any previous or future filings made by or to be made by the Company with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.
The information herein contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements may include information and other statements that are not of historical fact. Actual results may vary materially from those described in these forward-looking statements. All forward-looking statements reflect numerous assumptions and involve a number of risks and uncertainties. These risks and uncertainties include the risks associated with the timing and development of ION Geophysical Corporation's products and services; pricing pressure; decreased demand; changes in oil prices; and political, execution, regulatory, and currency risks. These risks and uncertainties also include risks associated with the WesternGeco litigation and other related proceedings. We cannot predict the outcome of this litigation or the related proceedings.  For additional information regarding these various risks and uncertainties, including the WesternGeco litigation, see our Form 10-K for the year ended December 31, 2018, filed on February 7, 2019. Additional risk factors, which could affect actual results, are disclosed by the Company in its filings with the Securities and Exchange Commission ("SEC"), including its Form 10-K, Form 10-Qs and Form 8-Ks filed during the year. The Company expressly disclaims any obligation to revise or update any forward-looking statements.

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Item 9.01.    Financial Statements and Exhibits
(a)    Financial statements of businesses acquired.
Not applicable.
(b)    Pro forma financial information.
Not applicable.
(c)    Shell company transactions.
Not applicable.
(d)    Exhibit.

Exhibit Number	Description

99.1	Press Release dated July 31, 2019.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2019

ION GEOPHYSICAL CORPORATION

By:	/s/ Matthew Powers
Matthew Powers
Executive Vice President, General Counsel and Corporate Secretary

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